Exhibit 4.1

NUMBER KA 30182

COMVERSE TECHNOLOGY, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK

SHARES

COMMON STOCK

CUSIP 205862 40 2
SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES that

SPECIMEN

is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.10 PER SHARE, OF

COMVERSE TECHNOLOGY, INC.

transferable on the books of the Company by the holder hereof in person or by his duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation as amended and of the By-laws of the Company (copies thereof being on file with the Secretary of the Company) and the holder hereof, by accepting this certificate, expressly assents thereto. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the seal of the Company and the facsimile signatures of its duly authorized officers.

Dated

Treasurer

COMVERSE TECHNOLOGY, INC. CORPORATE SEAL 1984 NEW YORK

Chairman of the Board

Countersigned and Registered:
AMERICAN STOCK TRANSFER & TRUST COMPANY
(NEW YORK, NY)
Transfer Agent and Registrar,

By

Authorized Officer

COMVERSE TECHNOLOGY, INC.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUESTS SHOULD BE ADDRESSED TO THE SECRETARY OF THE CORPORATION.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or reputations.

TEN COM	–	as tenants in common	UNIF GIFT MIN ACT		Custodian
				(Cust)		(Minor)
TEN ENT	–	as tenants by the entireties		under Uniform Gifts to Minors

JT TEN	–	as joint tenants with right of survivorship and not as tenants in common
Act
(State)

Additional abbreviations may also be used though not in the above list.

For value received,	hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OR ASSIGNEE

Please print or typewrite name and address including postal zip code of assignee

Shares
of the common stock represented by the within Certificate, together with all right, title and interest therein, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,

NOTICE. The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

Signature Guaranteed:

IMPORTANT: SIGNATURE(S) MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL STOCK EXCHANGE, A COMMERCIAL BANK OR TRUST COMPANY, OR A MEMBER OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.